COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
                   Supplement to Prospectus dated May 1, 2000

On April 27, 2000, the Fund's Board of Trustees approved changes to the Fund's investment goals and investment strategy. The section "The Funds" - "Colonial International Horizons Fund, Variable Series" - "Investment Goals" and "Primary Investment Strategies", are changed in their entirety as follows:

Investment Goal
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The Fund seeks long-term growth.


Primary Investment Strategies
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Under  normal  market  conditions,  the Fund  invests  at least 65% of its total assets in non-U.S. equity securities of growth companies which Colonial believes will provide superior long-term growth.

In selecting stocks for the Fund, Colonial will choose stocks of growth companies with long-term, above average growth potential, in market segments that are driving economic growth. Stock selection will target high quality companies with proven management and low levels of debt.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."




                                                                 May 1, 2000